MORGAN STANLEY GLOBAL LONG/SHORT FUND A (THE “FUND”)

SUPPLEMENT

DATED FEBRUARY 28, 2013

to the Prospectus Dated April 30, 2012 (the “Prospectus”)

The Fund’s Board of Trustees approved a sub-advisory agreement between Morgan Stanley AIP GP LP, the Fund’s investment adviser, and Morgan Stanley Investment Management Limited (the “Sub-Adviser”), pursuant to which the Sub-Adviser will provide sub-advisory services to the Fund. Additionally, Morgan Stanley AIP GP LP promoted one of its analysts to the position of Portfolio Manager.

In connection with these changes, the Prospectus is hereby supplemented as follows:

1. The heading and first and second paragraphs of the “Summary of Terms – The Adviser” section of the Prospectus are hereby replaced with the following:

THE INVESTMENT ADVISER AND SUB-ADVISER

Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Investment Adviser”). The Investment Adviser is a limited partnership formed under the laws of the State of Delaware. Morgan Stanley Investment Management Limited, a company incorporated under the laws of England, serves as the Fund’s investment sub-adviser (the “Sub-Adviser”). Each of the Investment Adviser and Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Except as otherwise specified, the Investment Adviser and Sub-Adviser together are referred to as the “Adviser.”

The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of Mustafa A. Jama, Chief Investment Officer, Fund of Hedge Funds team; Lawrence Berner, Portfolio Manager; Paresh Bhatt, Portfolio Manager; José F. González-Heres, Portfolio Manager; Jarrod Quigley, Portfolio Manager; Eric Stampfel, Portfolio Manager; Radha Thillainatesan, Portfolio Manager; and Mark L.W. van der Zwan, Portfolio Manager, subject to oversight by the Board of Trustees. See “Management of the Fund.”

2. The “Summary of Terms – Management Fee” section of the Prospectus is hereby replaced with the following:

In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the Fund’s month end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds and indirectly paid by investors in the Fund. See “Management Fee.” The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

3. The section of the Prospectus entitled “The Fund” is hereby replaced with the following:

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on July 12, 2007. The Fund commenced operations on January 1, 2008. The Fund’s principal office is located at 100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2881, and its telephone number is (888) 322-4675. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund – Board of Trustees.”

4. The third and fourth paragraphs in the section of the Prospectus entitled “Management of the Fund– General” are hereby replaced with the following:

Under the terms of an Investment Advisory Agreement, the Investment Adviser allocates the Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Investment Adviser may reallocate the Fund’s assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees. The Investment Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund’s officers and Board of Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

A description of the factors considered by the Fund’s Board of Trustees in approving the renewal of the Investment Advisory Agreement is set forth in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2012. A description of the factors considered by the Fund’s Board of Trustees in approving the Sub-Advisory Agreement will be set forth in the Fund’s semi-annual report to shareholders for the six months ending June 30, 2013.

The Investment Adviser was formed as a limited partnership under the laws of the State of Delaware on November 10, 2000. The Sub-Adviser is a company incorporated under the laws of England. Each of the Investment Adviser and Sub-Adviser is a registered investment adviser under the Advisers Act. Each of the Investment Adviser and Sub-Adviser currently serves, and may in the future serve, as an investment adviser and/or sub-adviser of other registered and unregistered private investment companies. The offices of the Investment Adviser are located at 100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2881, and its telephone number is (610) 260-7600. The offices of the Sub-Adviser are located at 25 Cabot Square, Canary Wharf, London E14-4QA, England and its telephone number is +44 207-425-8700.

5. The following is hereby added immediately after the eighth paragraph of the section of the Prospectus entitled “Management of the Fund – Management Team”:

Radha Thillainatesan. Ms. Thillainatesan is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since February 2013. She was promoted to Portfolio Manager after having served as investment analyst for the Morgan Stanley AIP Fund of Hedge Funds group, focusing on systematic strategies. She joined Morgan Stanley AIP in 2006 and has 11 years of industry experience. Prior to joining the firm, Ms. Thillainatesan was a hedge fund analyst in the fund of hedge funds group at Larch Lane Advisors. Previously, she was a research assistant at the Center for Research in Neuroscience, Montreal. Ms. Thillainatesan received a B.S. in physiology from McGill University and an M.S. in mathematics from New York University. Ms. Thillainatesan holds the Chartered Financial Analyst designation.

6. The section of the Prospectus entitled “Management Fee” is hereby replaced with the following:

In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser the Management Fee, monthly, at the rate of 0.0625% (0.75% on an annualized basis) of the value of the Fund’s month end net assets. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month) and is due and payable in arrears within ten business days after the end of the month. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

7. All references in the Prospectus to the Management Fee being paid to the “Adviser” are herby revised to refer to the Management Fee being paid to the “Investment Adviser.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.